UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006

(Exact name of Registrant as specified in its charter)

Nevada	0-24806	62-1378182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4080 Jenkins Road Chattanooga, TN	37421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 510-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
See the information set forth in Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference herein.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Revolving Credit Facility

On March 31, 2006, U.S. Xpress Enterprises, Inc. (the "Company") entered into a Fourth Amendment to Revolving Credit and Letter of Credit Loan Agreement, dated March 31, 2006 (the "Credit Facility Amendment"), with SunTrust Bank, Bank of America, N.A., LaSalle Bank, National Association, Branch Banking and Trust Company, National City Bank, and Regions Financial Corporation, as lenders, amending the Company's revolving credit facility. Pursuant to the Credit Facility Amendment, the Lenders increased their aggregate commitments under the revolving credit facility from $100 million to $130 million, and extended the maturity date of the revolving credit facility from October 13, 2009 to March 31, 2011. The Credit Facility Amendment also adjusted the minimum fixed charge coverage ratio that the Company is required to maintain.

Borrowings under the revolving credit facility are secured by revenue equipment and certain other assets and bear interest at the base rate, as defined, plus an applicable margin of 0.00% to 0.25%, or LIBOR plus an applicable margin of 0.88% to 2.00%, based on the Company's lease adjusted leverage ratio. At March 31, 2006, the applicable margin was 0.00% for base rate loans and 1.25% for LIBOR loans. The credit facility also prescribes additional fees for letter of credit transactions and a quarterly commitment fee on the unused portion of the loan commitment (1.25% and 0.25%, respectively, at March 31, 2006).

The revolving credit facility requires, among other things, maintenance by the Company of prescribed minimum amounts of consolidated tangible net worth, fixed charge and asset coverage ratios and a leverage ratio. It also restricts the Company's ability to engage in certain sale-leaseback transactions, transactions with affiliates, investment transactions, acquisitions of the Company's capital stock, the payment of dividends, future asset dispositions (except in the ordinary course of business) or other business combination transactions and to incur liens and future indebtedness.

The revolving credit facility includes usual and customary events of default for facilities of this nature and provides that, upon the occurrence and continuation of an event of default, payment of all amounts under the revolving credit facility may be accelerated and the lenders' commitments may be terminated.

Amendment to Securitization Facility

The Company is a party to an accounts receivable securitization facility. On March 31, 2006, the Company and certain of its subsidiaries, including Xpress Receivables, LLC ("Xpress Receivables"), a wholly-owned subsidiary of the Company and a bankruptcy-remote, special purpose entity, entered into certain amendments to the securitization facility, including (i) Amendment No. 3 to Loan Agreement, dated March 31, 2006, among Xpress Receivables, as borrower, U.S. Xpress, Inc. ("U.S. Xpress"), Xpress Global Systems, Inc. ("Xpress Global"), Arnold Transportation Services, Inc. ("Arnold Transportation"), Total Transportation of Mississippi LLC ("Total Transportation"), and Total Logistics Inc. ("Total Logistics"), as servicers, Three Pillars Funding LLC, as lender, and SunTrust Capital Markets, Inc., as administrator, and (ii) Amendment No. 2, dated March 31, 2006, among Xpress Receivables, as buyer, and U.S. Xpress, Xpress Global, Arnold Transportation, Total Transportation, and Total Logistics, as originators (collectively, the "Securitization Facility Amendments").

Under the securitization facility, the Company, through certain of its direct and indirect subsidiaries, sells accounts receivable as part of a two-step process that provides funding similar to a revolving credit facility. Prior to entering into the Securitization Facility Amendments, Xpress Receivables purchased accounts receivable solely from U.S. Xpress and Xpress Global, as originators, and funded these purchases with money borrowed under a credit facility with Three Pillars Funding, LLC. Pursuant to the Securitization Facility Amendments, Arnold Transportation, Total Transportation, and Total Logistics joined the securitization facility as additional originators, permitting Xpress Receivables to purchase accounts receivable from these subsidiaries of the Company as well as from U.S. Xpress and Xpress Global. The Securitization Facility Amendments also effected an increase in the amount that the Company, through Xpress Receivables, can borrow under the securitization facility, from $100 million to $140 million, subject to eligible receivables. Xpress Receivables pays interest on such borrowings based on commercial paper interest rates, plus an applicable margin, and a commitment fee on the daily, unused portion of the facility. The borrowings are secured by, and paid down through collections on, the accounts receivable purchased by Xpress Receivables from the originators. The securitization facility is reflected as a current liability because the term, subject to annual renewals, runs until October 12, 2006.

The securitization facility requires that certain performance ratios be maintained with respect to accounts receivable and that Xpress Receivables preserve its bankruptcy remote nature. The securitization facility includes usual and customary events of default for facilities of this nature and provides that, upon the occurrence and continuation of an event of default, payment of all amounts under the securitization facility may be accelerated and the lender's commitments may be terminated.

This description of the Credit Facility Amendment and the Securitization Facility Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility Amendment and the Securitization Facility Amendments.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.47

Fourth Amendment to Revolving Credit and Letter of Credit Loan Agreement, dated as of March 31, 2006, by and among the Company, SunTrust Bank, as administrative agent, and SunTrust Bank, Bank of America, N.A., LaSalle Bank, National Association, Branch Banking and Trust Company, National City Bank, and Regions Financial Corporation, as lenders.

10.48

Amendment No. 3 to Loan Agreement, dated as of March 31, 2006, by and among Xpress Receivables, LLC, as borrower, U.S. Xpress, Inc., Xpress Global Systems, Inc., Arnold Transportation Services, Inc., Total Transportation of Mississippi LLC, and Total Logistics Inc., as servicers, Three Pillars Funding LLC, as lender, and SunTrust Capital Markets, Inc., as administrator.

10.49

Amendment No. 2, dated as of March 31, 2006, by and among Xpress Receivables, LLC, as buyer, and U.S. Xpress, Inc., Xpress Global Systems, Inc., Arnold Transportation Services, Inc., Total Transportation of Mississippi LLC, and Total Logistics Inc., as originators.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. XPRESS ENTERPRISES, INC.
Date: April 5, 2006	BY:	/s/Ray M. Harlin Ray M. Harlin Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.47

Fourth Amendment to Revolving Credit and Letter of Credit Loan Agreement, dated as of March 31, 2006, by and among the Company, SunTrust Bank, as administrative agent, and SunTrust Bank, Bank of America, N.A., LaSalle Bank, National Association, Branch Banking and Trust Company, National City Bank, and Regions Financial Corporation, as lenders.

10.48

Amendment No. 3 to Loan Agreement, dated as of March 31, 2006, by and among Xpress Receivables, LLC, as borrower, U.S. Xpress, Inc., Xpress Global Systems, Inc., Arnold Transportation Services, Inc., Total Transportation of Mississippi LLC, and Total Logistics Inc., as servicers, Three Pillars Funding LLC, as lender, and SunTrust Capital Markets, Inc., as administrator.

10.49

Amendment No. 2, dated as of March 31, 2006, by and among Xpress Receivables, LLC, as buyer, and U.S. Xpress, Inc., Xpress Global Systems, Inc., Arnold Transportation Services, Inc., Total Transportation of Mississippi LLC, and Total Logistics Inc., as originators.